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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20509

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        July 17, 2002



                                 Tejon Ranch Co.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-7183                 77-0196136
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


   P. O. Box 1000, Lebec, California                          93243
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code           661 248-3000


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          (Former Name or Former Address, if Changed Since Last Report)

                                 Not applicable

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                                TABLE OF CONTENTS

Item 5. Other Events

SIGNATURES

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Item 5.  Other Events

     Tejon Ranch Co. (the "Company") has been advised by Robert A. Stine, President and Chief Executive Officer and a Director of the Company, that on July 17, 2002 he established a trading plan intended to comply with Rule 10b5-1 of the Securities and Exchange Commission providing for the sale of up to approximately 85,700 shares of Common Stock of the Company over a period commencing September 3, 2002 and continuing until December 3, 2003, subject to certain pricing and volume limitations set forth in the plan. The plan has a limitation on the number of shares which can be sold on any trading day that is intended to avoid disrupting the market for the Company's Common Stock.

     Rule 10b5-1 provides an affirmative defense to insider trading liability if a person purchases or sells securities pursuant to a written plan adopted before the person became aware of material non-public information about the issuer or the security being traded. Under the plan established by Mr. Stine, UBS PaineWebber Inc., an independent broker, will execute the sales.

     The plan has been established by Mr. Stine in order to provide an orderly program for the exercise of options held by him for the purchase of 100,000 shares of Common Stock that were granted when he joined the Company in 1996. He has advised the Company that he intends to retain a significant number of the shares purchased upon exercise of the options and will use the proceeds from the shares that are sold to pay the exercise price of the options and related income taxes and to provide some liquidity and diversification for his personal investment portfolio. The shares subject to the plan represent approximately 16% of the combined number of shares owned by him and subject to options held by him.

     By filing this report the Company does not undertake to report the establishing of future 10b5-1 plans by Mr. Stine or other officers or directors of the Company nor to report modifications, terminations, transactions or other activities under such plans.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2002                TEJON RANCH CO.

                                    By: /s/ Allen E. Lyda
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                                    Name: Allen E. Lyda
                                    Its:  Vice President, and
                                          Chief Financial Officer

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